Note 21 - Income Taxes	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 21. Income Taxes

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The tax reform bill that Congress voted to approve December 20, 2017, also known as the “Tax Cuts and Jobs Act”, made sweeping modifications to the Internal Revenue Code, including a much lower corporate tax rate, changes to credits and deductions, and a move to a territorial system for corporations that have overseas earnings. The act replaced the prior-law graduated corporate tax rate, which taxed income over $10.0 million at 35%, with a flat rate of 21%. Due to the continuing loss position of the Company, such changes should not be material.

For U.S. purposes, the Company has not completed its evaluation of NOL utilization limitations under Internal Revenue Code, as amended (the “Code”) Section 382, change of ownership rules. If the Company has had a change in ownership, the NOL’s would be limited as to the amount that could be utilized each year, or possibly eliminated, based on the Code. The Company has also, not completed its review of NOL’s pertaining to years the Company was known as “Silver Horn Mining Ltd.” and “Great West Resources, Inc.”, which may not be available due to IRC Section 382 and because of a change in business line that may eliminate NOL’s associated with ““Silver Horn Mining Ltd.” and “Great West Resources, Inc.” The company has also not reviewed the impact relating to “Recent Events” for its IRC Section 382 possible NOL’s limitation.

The components of earnings before income taxes for the years ended December 31, 2023 and 2022 were as follows (in thousands):

	Year Ended
	December 31,
	2023	2022
Net loss after loss in equity method investment and before income taxes:
Domestic	$(12,672)	$(9,436)
Foreign	293	362
	$(12,379)	$(9,074)

Income tax provision (benefit) consists of the following for the years ended December 31, 2023 and 2022 (in thousands):

	Year Ended
	December 31,
	2023	2022
Income tax (benefit) provision:
Current
Federal	$(11)	$—
State	—	—
Foreign	39	87
Total current	28	87
Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred	—	—
Total income tax (benefit) provision	$28	$87

The Company’s wholly owned subsidiary, GTC, is a United Kingdom (“UK”) Limited Company and files tax returns in the UK. Its estimated tax liability for December 31, 2023 and 2022 is approximately $60,000 and $87,000, respectively.

Progressive Care's estimated tax liability for December 31, 2023 is approximately $0.

A reconciliation of the income tax provision (benefit) by applying the statutory United States federal income tax rate to income (loss) before income taxes is as follows (in thousands):

	Year Ended December 31,
	2023	2022

Federal income tax (benefit) provision at statutory rate	$(2,655)	$(1,984)
State tax expense net of federal tax benefit	—	(411)
State tax expense federal impact	—	45
Provision true-up adjustments	(488)	—
State rate change adjustment	—	(214)
Foreign taxes at rate different than US Taxes	60	87
Net operating loss deduction	(310)	—
Permanent differences	(22)	—
Other true-ups	99	106
Change in valuation allowance	3,344	2,458
Income tax (benefit) provision	$28	$87

Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. Temporary differences, which give rise to a net deferred tax asset is as follows (in thousands):

	December 31, 2023	December 31, 2022
Deferred tax assets:
Net operating loss carryforward	$8,016	$3,658
Property plant and equipment and intangibles asset	327	130
Equity method investment loss	806	441
Other tax carry-overs	613	—
Reserves and allowances	85	—
Stock-based compensation	3,861	1,949
Total deferred tax assets	$13,708	$6,178

Deferred tax liabilities:
Book basis of intangible assets in excess of tax basis	$3,650	$—
Total deferred tax liabilities	$3,650	$—

Net deferred tax asset before valuation allowance	$10,058	$6,178
Less: valuation allowance	(10,058)	(6,178)
Net deferred tax asset	$—	$—

Nextplat Corp's net operating loss carryforward increased from approximately $14.8 million at  December 31, 2022 to $17.8 million at December 31, 2023. After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2023 and 2022, due to the uncertainty of realizing the deferred income tax assets. The change in the valuation allowance for 2023 was approximately $2.2 million. Out of the approximately $17.8 million net operating losses carry forward, approximately $2.9 million will begin to expire in 2036 and approximately $14.9 million will have an indefinite life.

Progressive Care's net operating loss carryforward decreased from approximately $14.4 million at December 31, 2022 to $14.1 million at December 31, 2023. After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2023 and 2022, due to the uncertainty of realizing the deferred income tax assets. The change in the valuation allowance for 2023 was an increase of approximately $1.7 million, exclusive of the approximate $4.0 million reversal of the valuation allowance attributable to the business combination. Out of the approximately $13.8 million net operating losses carry forward, approximately $2.8 million will begin to expire in 2032 and approximately $11.0 million will have an indefinite life.

The Internal Revenue Code includes a provision, referred to as Global Intangible Low-Taxed Income (“GILTI”), which provides for a 10.5% tax on certain income of controlled foreign corporations. We have elected to account for GILTI as a period cost if and when occurred, rather than recognizing deferred taxes for basis differences expected to reverse.

The Company is subject to taxation in the U.S. and various states and foreign jurisdictions. U.S. federal income tax returns for 2020 and after remain open to examination. We and our subsidiaries are also subject to income tax in multiple states and foreign jurisdictions. Generally, foreign income tax returns after 2019 remain open to examination. No income tax returns are currently under examination. As of December 31, 2023 and 2022, the Company does not have any unrecognized tax benefits, and continues to monitor its current and prior tax positions for any changes. The Company recognizes penalties and interest related to unrecognized tax benefits as income tax expense. For the years ended December 31, 2023 and 2022, there were no penalties or interest recorded in income tax expense.